UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2015

INSTITUTIONAL FINANCIAL MARKETS, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-32026	16-1685692
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Cira Centre
2929 Arch Street, 17th Floor
Philadelphia, Pennsylvania	19104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 701-9555

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

Institutional Financial Markets, Inc., a Maryland corporation (the “Company”), held its 2015 Annual Meeting of Stockholders (the “Annual Meeting”) at 10:00 a.m., Eastern Standard Time, on Monday, December 21, 2015, at the offices of Duane Morris LLP, located at 1540 Broadway, New York, New York 10036.  The following three proposals were submitted for a vote of the Company’s stockholders at the Annual Meeting:

1.              To elect eight directors, each to serve until the Company’s next annual meeting of stockholders and until his or her successor is duly elected and qualified or until his or her earlier death, resignation or retirement;

2.              To re-approve the Institutional Financial Markets, Inc. (formerly Alesco Financial Inc.) Cash Bonus Plan to comply with Section 162(m) of the Internal Revenue Code of 1986, as amended; and

3.              To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015.

The total number of the Company’s securities entitled to vote at the Annual Meeting were: 13,382,811 shares of the Company’s common stock and 4,983,557 shares of the Company’s Series E Voting Non-Convertible Preferred Stock (the “Series E Preferred Shares”).  The Company’s common stock and the Series E Preferred Shares vote together on all matters.  Of the combined common stock and Series E Preferred Shares, 16,539,250 shares, or 90.1%, were present in person or by proxy at the Annual Meeting.

The voting results were as follows:

1. The Company’s stockholders elected Daniel G. Cohen, Thomas P. Costello, G. Steven Dawson, Jack J. DiMaio, Jr., Jack Haraburda, Neil S. Subin, James J. McEntee, III and Diana Louise Liberto, each to serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualified or until his or her earlier death, resignation or retirement.  The number of votes cast for and withheld from each of the directors and the number of broker non-votes were as follows:

Company Board of Directors’ Nominees:

Nominee	For	Withheld	Broker Non-Votes
Daniel G. Cohen	9,674,732	1,741,893	5,122,625
Thomas P. Costello	9,612,731	1,803,894	5,122,625
G. Steven Dawson	9,601,408	1,815,217	5,122,625
Jack J. DiMaio, Jr.	9,724,132	1,692,493	5,122,625
Joseph M. Donovan	1,941,138	9,475,487	5,122,625
Jack Haraburda	9,791,824	1,624,801	5,122,625
Christopher Ricciardi	2,859,655	8,556,970	5,122,625
Neil S. Subin	9,601,560	1,815,065	5,122,625

Daniel G. Cohen’s Nominees:

Nominee	For	Withheld	Broker Non-Votes
James J. McEntee, III	7,850,656	3,565,969	5,122,625
Diana Louise Liberto	7,850,656	3,565,969	5,122,625

2. The Company’s stockholders re-approved the Institutional Financial Markets, Inc. (formerly Alesco Financial Inc.) Cash Bonus Plan to comply with Section 162(m) of the Internal Revenue Code of 1986, as amended. The number of votes cast for and against the proposal and the number of abstentions and broker non-votes were as follows:

For	Against	Abstain	Broker Non-Vote
9,730,091	1,574,239	112,295	5,122,625

3. The Company’s stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014. The number of votes cast for and against the proposal and the number of abstentions were as follows:

For	Against	Abstain
16,314,048	70,088	155,114

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSTITUTIONAL FINANCIAL MARKETS, INC.

Date: December 21, 2015	By:	/s/ Joseph W. Pooler, Jr.
		Name:	Joseph W. Pooler, Jr.
		Title:	Executive Vice President, Chief Financial Officer and Treasurer